UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/25/2010

Savient Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-15313

DE	13-3033811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Tower Center
East Brunswick, NJ 08816
(Address of principal executive offices, including zip code)

732-418-9300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On October 25, 2010, Savient Pharmaceuticals, Inc. (the "Registrant") announced an update to its strategic alternatives process. The full text of the press releases issued in connection with the announcement are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

In addition, on October 26, 2010, the Registrant held a publicly available live webcast discussion of its KRYSTEXXA(TM) launch plans. The transcript of the October 26, 2010 conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Savient Pharmaceuticals, Inc.

Date: October 27, 2010	By:	/s/ Philip K. Yachmetz
Philip K. Yachmetz
SVP, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated October 25, 2010.
EX-99.2	Press Release dated October 25, 2010.
EX-99.3	Transcript dated October 26, 2010.